UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia	22611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, Joseph T. Zmitrovich was appointed President and Chief Banking Officer for the Bank of Clarke County (the “Bank”), a wholly-owned subsidiary of Eagle Financial Services, Inc. (the “Company”), and Executive Vice President and Chief Banking Officer for the Company. In his new position, Mr. Zmitrovich will head up merger and acquisition strategy to ensure full engagement in acquisition plans related to individual branch expansion, niche business acquisition, and whole bank purchases, while continuing his oversight of commercial lending, retail banking, cash management, loan operations and loan servicing. Mr. Zmitrovich, 52, joined the Bank in 2016 as its Senior Vice President and Lending Officer. In 2019, he was promoted to Executive Vice President and Chief Revenue Officer and in 2021, to Executive Vice President and Chief Banking Officer.

In connection with Mr. Zmitrovich’s promotion, the Company and Mr. Zmitrovich entered into an Amended and Restated Employment Agreement, dated May 31, 2022 (the “Agreement”) to amend his position and make other minor updates.  The full text of the Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

A copy of the Company’s press release with respect to the appointment of Mr. Zmitrovich as President and Chief Banking Officer for the Bank is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description

10.1 99.1 104

Amended and Restated Employment Agreement, dated May 31, 2022, between Eagle Financial Services, Inc. and Joseph T. Zmitrovich.

Press release, dated June 1, 2022

Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2022

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Executive Vice President and CFO